                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B

   Distribution Date of March 27, 2000 for the Collection Period of February 1
                            through February 29, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)           1,099,937,045.30
Discounted Principal Balance                    1,099,937,045.30
Servicer Advance                                    2,144,779.34

Servicer Payahead                                   3,039,194.68

Number of Contracts                                       49,144
Weighted Average Lease Rate                                7.74%
Weighted Average Remaining Term                             38.7
Servicing Fee Percentage                                   1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                  944,013,399.58

  Discounted Principal Balance                    940,591,223.47

  Servicer Advances                                 3,582,206.97
  Servicer Pay Ahead Balance                        2,937,046.86

  Maturity Advances Outstanding                             -
  Number of Current Contracts                             50,477

  Weighted Average Lease Rate                              7.55%

  Weighted Average Remaining Term                           14.5

----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                             41,247,639.20
  Specified Reserve Fund Percentage                                                                                          5.50%
  Specified Reserve Fund Amount                                                                                      60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                                          6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                                      71,495,907.94

                                                                     Class A                 Class B                   Total
                                                                     Amount                   Amount                   Amount
                                                                     ------                   ------                   ------
  Beginning Balance                                                59,423,467.49           1,073,070.00              60,496,537.49
  Withdrawal Amount                                                         -                      -                          -
  Transferor Excess                                                 1,038,979.54                                      1,038,979.54
                                                                  ----------------------------------------------------------------
  Reserve Fund Balance Prior to Release                            60,462,447.03           1,073,070.00              61,535,517.03
  Specified Reserve Fund Balance                                   59,423,467.49           1,073,070.00              60,496,537.49
  Release to Transferor                                             1,038,979.54                   -                  1,038,979.54
                                                                  ----------------------------------------------------------------
  Ending Reserve Fund Balance                                      59,423,467.49           1,073,070.00              60,496,537.49
  Cumulative Withdrawal Amount                                              -                      -                          -
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:               Vehicles
                                                            --------
  Liquidated Contracts                                        144
                                                              ---
  Discounted Principal Balance                                                           2,575,434.35
  Net Liquidation Proceeds                                                              (2,145,966.12)
  Recoveries - Previously Liquidated Contracts                                              (5,803.33)
                                                                           ---------------------------
  Aggregate Credit Losses for the Collection Period                                        423,664.90
                                                                           ===========================
  Cumulative Credit Losses for all Periods                                               7,394,888.16
                                                                           ===========================
  Repossessed in Current Period                                68
                                                               --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                     Charge-Off Rate
                                                                           ---------------------------
    Second Preceding Collection Period                                                          0.46%
    First Preceding Collection Period                                                           0.45%
    Current Collection Period                                                                   0.53%

-------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                             0.48%
Charge-off Rate Indicator (greater than 1.25%)                                      CONDITION NOT MET
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 DELINQUENT CONTRACTS:                                                         Percent      Accounts   Percent     Aniv
                                                                               -------      --------   -------     ----
   31-60 Days Delinquent                                                            1.37%      693      1.30%    12,269,483.59
   61-90 Days Delinquent                                                            0.10%      49       0.10%       953,588.25
  Over 90 Days Delinquent                                                           0.03%      15       0.04%       343,972.33
                                                                                          ------------          --------------
   Total Delinquencies                                                                         757               13,567,044.17
                                                                                          ============          ==============
 RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
 NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
     Second Preceding Collection Period                                                                                  0.11%
     First Preceding Collection Period                                                                                   0.13%
     Current Collection Period                                                                                           0.13%
 -----------------------------------------------------------------------------------------------------------------------------
 CONDITION (ii) (DELINQUENCY PERCENTAGE)
 Three Month Average                                                                                                     0.12%
 Delinquency Percentage Indicator (greater than 1.25%)                                                       CONDITION NOT MET
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------
 RESIDUAL VALUE (GAIN) LOSS:                                                           VEHICLES
                                                                                       --------
   Matured Lease Vehicle Inventory Sold                                                   252             3,626,726.25
                                                                                          ---
   Net Liquidation Proceeds                                                                              (3,267,437.86)
                                                                                                      ----------------
   Net Residual Value (Gain) Loss                                                                           359,288.39
                                                                                                      ================
   Cumulative Residual Value (Gain) Loss all periods                                                      1,797,460.59
                                                                                                      ================

                                                                                        Average              Average
                                                       Number   Scheduled   Sale    Net Liquidation         Residual
 MATURED VEHICLES SOLD FOR                              Sold   Maturities  Ratio       Proceeds               Value
 EACH COLLECTION PERIOD:                                ----   ----------  -----       --------               -----
   Second Preceding Collection Period                    61        582     10.48%      12,371.23             14,656.32
   First Preceding Collection Period                    332        578     57.44%      13,654.35             15,831.57
   Current Collection Period                            252        527     47.82%      12,966.02             14,409.53
   Three Month Average                                                                 13,264.07             15,164.83

 Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value
                                                                                                                87.47%


 ----------------------------------------------------------------------------------------------------------------------
                                                                                 Current Period
 CONDITION (iii) (RESIDUAL VALUE TEST)                                            Amount/Ratio           Test Met?
 ---------------                                                                  ------------           ---------

 a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                47.82%                  YES

 b) Number of Scheduled Maturities greater than 500                                    527                  YES

 c) 3 Month Average Matured Leased Vehicle Proceeds less than
     75% of Avg. Residual Values                                                    87.47%                   NO

 Residual Value Indicator  (condition met if tests a, b and c = YES)                                 CONDITION NOT MET
 ----------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B

   Distribution Date of March 27, 2000 for the Collection Period of February 1
                            through February 29, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Certificate Balance          Class A1        Class A2
                                                                         -------------------          --------        --------
                                                             Total      Percent       Balance         Balance         Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                98.00%
---------
  Interest Collections                                     7,182,505.88
  Non-recoverable Advances                                   (95,824.86)
                                                         ---------------
    Available Interest                                     7,086,681.02            6,936,256.23     2,155,639.59     3,699,978.41
  Class A1, A2, A3 Notional Interest Accrual Amount       (4,546,833.33)          (4,546,833.33)   (1,493,541.67)   (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                       -                       -                -                -
  Net Investment Income                                      688,615.57              688,615.57
  Interest Accrual for Adjusted Class B Certificate Bal.    (390,478.25)            (390,478.25)
  Class B Interest Carryover Shortfall                             -
  Servicer's Fee                                            (807,593.87)            (790,451.55)
  Capped Expenses                                            (28,408.14)             (27,805.14)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.               -                       -
  Uncapped Expenses                                                -                       -
                                                         ---------------         ---------------
  Total Unallocated Interest                               2,001,983.00            1,869,303.53
  Excess Interest to Transferor                             (132,679.47)          (1,869,303.53)
                                                         ---------------         ---------------
  Net Interest Collections Available                       1,869,303.53                    -
  Interest Collections Allocated to Losses                  (766,334.00)
  Accelerated Principal Distribution                        (196,669.46)

  Deposit to Reserve Fund                                  1,038,979.54
                                                         ---------------
  Withdrawal from Reserve Fund                                     -
                                                         ---------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (782,953.29)            (766,334.00)
  Loss Reimbursement from Transferor                         766,334.00              766,334.00
  Loss Reimbursement from Reserve Fund                             -
                                                         ---------------         ---------------
  Transferor Ending Certificate Principal Loss Amount        (16,619.29)                   -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         ---------------
  Ending Balance                                                   -
                                                         ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         ---------------
  Ending Balance                                                   -
                                                         ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         ---------------
  Ending Balance                                                   -
                                                         ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                -
  Current increase (decrease)                                      -
                                                         ---------------
  Ending Balance                                                   -
                                                         ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              486,325.78
  Allocations - Current Period                            24,596,297.35           24,596,297.35    24,596,297.35
  Allocations - Accelerated Principal Distribution           196,669.46              196,669.46       196,669.46
  Allocations - Not Disbursed Beginning of Period        129,396,139.79          129,396,139.79   129,396,139.79
  Allocations - Not Disbursed End of Period              154,189,106.60          154,189,106.60   154,189,106.60             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                           30,662,849.04           29,623,869.50     8,961,250.00    15,668,750.00
  Allocations - Current Period                             4,937,311.58            4,937,311.58     1,493,541.67     2,611,458.33
  Allocations - Not Disbursed Beginning of Period         24,686,557.92           24,686,557.92     7,467,708.33    13,057,291.67
  Allocations - Not Disbursed End of Period                        -                       -                -                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                            1,038,979.54
  Due to Trust                                            54,903,162.09           54,416,836.31    33,754,216.81    15,668,750.00
                                                         ---------------         ---------------  ---------------  ---------------
     Total Due To Trust                                   55,942,141.63           54,416,836.31    33,754,216.81    15,668,750.00
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                              Class A3        Class B         Transferor Interest
                                                              --------        --------        -------------------
                                                              Balance         Balance      Interest        Principal
---------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                    2.00%
---------
  Interest Collections
  Non-recoverable Advances

    Available Interest                                        620,309.42      460,328.79      150,424.79
  Class A1, A2, A3 Notional Interest Accrual Amount          (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -
  Net Investment Income
  Interest Accrual for Adjusted Class B Certificate Bal.                     (390,478.25)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                              (17,142.32)
  Capped Expenses                                                                                (603.00)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                                 -
                                                                                           --------------
  Total Unallocated Interest                                                                  132,679.47
  Excess Interest to Transferor                                                             1,869,303.53
                                                                                           --------------
  Net Interest Collections Available                                                        2,001,983.00
  Interest Collections Allocated to Losses                                                   (766,334.00)
  Accelerated Principal Distribution                                                         (196,669.46)
                                                                                           --------------
  Deposit to Reserve Fund                                                                   1,038,979.54
                                                                                           --------------

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                        (766,334.00)                 (16,619.29)
  Loss Reimbursement from Transferor                                          766,334.00     (766,334.00)
  Loss Reimbursement from Reserve Fund
                                                                           --------------  --------------------------
  Transferor Ending Certificate Principal Loss Amount                               -        (766,334.00) (16,619.29)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                           486,325.78
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                         -               -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             2,651,000.00    2,342,869.50    1,038,979.54
  Allocations - Current Period                                441,833.33      390,478.25            -
  Allocations - Not Disbursed Beginning of Period           2,209,166.67    1,952,391.25            -
  Allocations - Not Disbursed End of Period                         -               -               -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                             1,038,979.54
  Due to Trust                                              2,651,000.00    2,342,869.50                  486,325.78
                                                            -------------- --------------  --------------------------
     Total Due To Trust                                     2,651,000.00    2,342,869.50    1,038,979.54  486,325.78
---------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B

   Distribution Date of March 27, 2000 for the Collection Period of February 1
                            through February 29, 2000

-----------------------------------------------------------------------------------------------------------------------
                                                                    Certificate Balance              Class A1
                                                                    -------------------              --------
                                                     Total        Percent         Balance     Percent        Balance
-----------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)        1,099,937,045.30
Discounted Principal Balance                 1,099,937,045.30
Initial Notional/Certificate Balance                     -        100.00%  1,077,938,000.00    31.08%  335,000,000.00
Percent of ANIV                                                                      98.00%                    30.46%
Certificate Factor                                                                1.0000000                 1.0000000
Notional/Certificate Rate                                                                                      5.350%
Targeted Maturity Date                                                                               October 25, 2000
Servicer Advance                                 2,144,779.34
Servicer Payahead                                3,039,194.68
Number of Contracts                                    49,144
Weighted Average Lease Rate                             7.74%
Weighted Average Remaining Term                          38.7
Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                 969,112,642.00
Discounted Principal Balance                   964,664,093.03
Notional/Certificate Balance                                               1,077,938,000.00            335,000,000.00
Adjusted Notional/Certificate Balance                                        948,541,860.21            205,603,860.21
Percent of ANIV                                                                      97.88%                    21.22%
Certificate Factor                                                                1.0000000                 1.0000000
Servicer Advances                                3,328,193.81
Servicer Pay Ahead Balance                       2,989,651.45
Maturity Advances Outstanding                            -
Number of Current Contracts                            51,367
Weighted Average Lease Rate                             7.56%
Weighted Average Remaining Term                          15.4

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value               944,013,399.58
  Discounted Principal Balance                 940,591,223.47
  Notional/Certificate Balance                                             1,077,938,000.00            335,000,000.00
  Adjusted Notional/Certificate Balance                                      923,748,893.40            180,810,893.40
  Percent of ANIV                                                                    97.85%                    19.15%
  Certificate Factor                                                              1.0000000                 1.0000000
  Servicer Advances                              3,582,206.97
  Servicer Pay Ahead Balance                     2,937,046.86
  Maturity Advances Outstanding                          -
  Number of Current Contracts                          50,477
  Weighted Average Lease Rate                           7.55%
  Weighted Average Remaining Term                        14.5

Prior Certificate Interest Payment Date    September 27, 1999
Next Certificate Interest Payment Date         March 27, 2000
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                      Class A2                   Class A3                   Class B            Transferor Interest
                                      --------                   --------                   -------            -------------------
                                  Percent   Balance       Percent       Balance      Percent        Balance            Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment
  Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate
  Balance                          53.34%   575,000,000.00  8.94%       96,400,000.00 6.64%      71,538,000.00       21,999,045.30
Percent of ANIV                                     52.28%                      8.76%                    6.50%               2.00%
Certificate Factor                               1.0000000                  1.0000000                1.0000000
Notional/Certificate Rate                           5.450%                     5.500%                   6.550%
Targeted Maturity Date                  September 25, 2001          February 25, 2002       September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                575,000,000.00              96,400,000.00            71,538,000.00       20,570,781.79
Adjusted Notional/Certificate
  Balance                                   575,000,000.00              96,400,000.00            71,538,000.00       20,570,781.79
Percent of ANIV                                     59.33%                      9.95%                    7.38%               2.12%
Certificate Factor                               1.0000000                  1.0000000                1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance              575,000,000.00              96,400,000.00            71,538,000.00       20,264,506.18
  Adjusted Notional/Certificate
    Balance                                 575,000,000.00              96,400,000.00            71,538,000.00       20,264,506.18
  Percent of ANIV                                   60.91%                     10.21%                    7.58%               2.15%
  Certificate Factor                             1.0000000                  1.0000000                1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest
  Payment Date
Next Certificate Interest
  Payment Date
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                         VEHICLES
---------------------------------                                         --------
Principal Collections                                                                            10,064,469.83
Prepayments in Full                                                          490                  8,749,040.38
                                                                             ---
Reallocation Payment                                                           4                     83,571.61
Interest Collections                                                                              7,182,505.88
Net Liquidation Proceeds and Recoveries                                                           2,151,769.45
Increase (Decrease) in Maturity Advances                                                                  -
Net Liquidation Proceeds - Vehicle Sales                                                          3,267,437.86

Non-Recoverable Advances                                                                            (95,824.86)
                                                                                            -----------------------
Total Available                                                                                  31,402,970.15
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                          Amount             Annual Amount
                                                   ----------------  ---------------------
   Total Capped Expenses Paid                            28,408.14              56,816.28
   Total Uncapped Expenses Paid                               -                      -
   Capped and Uncapped Expenses Due                           -                      -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                  807,593.87
   Servicer's Fee Balance Due                                 -
 SUPPLEMENTAL SERVICER'S FEES                           113,240.48
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                     VEHICLES               AMOUNT
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts                                         -
  Allocation to Subsequent Contracts                                                   -
                                                                     ---------------------
  Ending Unreinvested Principal Collections                                            -
-------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
----------------------------------------------------
Holly Pearson, Treasury Operations Manager